Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT, dated as of March 11, 2014 (as amended, supplemented, modified, renewed, extended, restated or amended and restated from time to time, this “Security Agreement”), made by VIGGLE INC., a Delaware corporation (the “Pledgor”), in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS (the “Secured Party”).  Capitalized terms used herein that are not otherwise defined herein shall have the same meaning as set forth in the Loan Agreement (as hereinafter defined).

R E C I T A L S

WHEREAS, the Pledgor and the Secured Party have entered into that certain Term Loan Agreement dated as of March 11, 2013 (as amended by the Fourth Amendment and as otherwise supplemented, modified, renewed, extended, restated or amended and restated from time to time, the “Loan Agreement”) pursuant to which the Secured Party has agreed to make certain financial accommodations to the Pledgor upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower and the Secured Party are entering into that certain Fourth Amendment to Term Loan Agreement (as amended, supplemented, modified, renewed, extended, restated or amended and restated from time to time, the “Fourth Amendment”) pursuant to which, at the request of the Borrower, the Secured Party has agreed to make certain amendments to the Loan Agreement pursuant to the terms and conditions thereof; and

WHEREAS, it is a condition precedent to the Secured Party entering into the Fourth Amendment and continuing to provide the financial accommodations to the Borrower under the Loan Agreement that the Pledgor enter into this Agreement and grant the Secured Party a security interest in the Collateral so as to secure the Pledgor’s obligations under the Loan Agreement.

NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions.

(a) Unless otherwise defined in this Security Agreement, terms defined in Article 1, Article 8 or Article 9 of the UCC (as hereinafter defined) are used herein as therein defined.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Security Agreement, shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and section references are to this Security Agreement unless otherwise specified.

(c) Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined, and the following additional term(s) have, for the purposes hereof, the meanings set forth below:

“Collateral” shall have the meaning assigned to it in Section 2 of this Security Agreement.

“Pledged Account” means account #44122552 held with the Secured Party in the name of the Pledgor.

“Proceeds” shall have the meaning assigned to such term under the Uniform Commercial Code in effect in any applicable jurisdiction and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable to Pledgor under or in connection with any of the Collateral.

“Records” shall mean all books of account, ledger sheets, files, and other records of the Pledgor with respect to the Pledged Account, including, without limitation, all computer disks and tapes upon which is stored any information relating thereto.

“UCC” means the Uniform Commercial Code as adopted in the State of New York and any other state, which governs creation or perfection (and the effect thereof) of security interests in any collateral for the Obligations.

2. Grant of Security Interest.

(a) As collateral security for the prompt, timely and complete payment and performance of all of the present and future Obligations whether direct or indirect, absolute or contingent, due or to become due, now existing or hereinafter arising, the Pledgor hereby grants to the Secured Party a continuing security interest and right of pledge in all of the Pledgor’s right, title and interests in and to the following assets in each case, as to each type of property described below, whether now owned or hereafter acquired by the Pledgor, wherever located, and whether now or hereafter existing or arising (all of which shall constitute the “Collateral”):

(i) the Pledged Account and all amounts deposited or otherwise added to the Pledged Account from time to time in cash;

(ii) all Records with respect to any assets in the Pledged Account; and

(iii) all Proceeds of the foregoing.

(b) The Pledged Account constitutes a “deposit account” within the meaning of Article 9 of the UCC.  The Pledgor acknowledges and agrees that the Pledged Account shall remain open and shall be maintained at Secured Party for the term of the Loan Documents, that this Security Agreement shall govern the terms of the Pledged Account and that control of the Pledged Account shall, subject to the provisions hereof and of the other Loan Documents, be and remain with the Secured Party.  The Pledgor acknowledges and agrees that this Security Agreement constitutes written notification with respect to the Secured Party’s security interest in the Collateral pursuant to Articles 8 and 9 of the UCC and any applicable Federal regulations for the Federal Reserve Book Entry System.

3. Representations and Warranties.  The Pledgor represents and warrants to the Secured Party that:

(a) This Security Agreement and the security interests created hereby will not violate or constitute a default under any agreements or instruments to which the Pledgor is a party, or any order, judgment, ruling or decree of any court or other Governmental Authority body having jurisdiction over the Pledgor or any of its properties.  To the Pledgor’s knowledge, no claim, setoff, counterclaim or other defense to the due and punctual payment of any amount due with respect to the Collateral has been asserted against the Pledgor.

(b) The Pledgor is the sole legal and beneficial owner of the Collateral, which Collateral is free and clear of any liens, and no financing statement (other than any which may be filed on behalf of the Secured Party in connection herewith) covering any of the Pledgor’s interest in the Collateral is or shall be on file in any public office.  The Secured Party shall have a fully perfected, first priority, security interest in the Collateral upon the execution and delivery of this Security Agreement by the Pledgor.

(c) The Pledgor has full right, power and authority to make this Security Agreement, to perform its obligations hereunder, and to subject the Collateral to the security interest hereunder, and this Agreement represents the valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally and general principles of equity and the interpretation thereof by a court or other tribunal.

(d) The Pledgor’s principal place of business is located at 902 Broadway, 11th Floor, New York, New York 10010.  The Pledgor will not change its principal place of business without giving the Secured Party prior written notice of the address of the address of the Pledgor’s new principal place of business as required under Section 5(b) hereof.

4. Withdrawals By Pledgor.  The Pledgor shall not at any time be entitled to withdraw any amounts from the Pledged Account.

5. Covenants and Agreements of the Pledgor.  The Pledgor covenants and agrees:

(a) to keep and maintain, at all times, cash in the Pledged Account in an amount not less than $5,000,000;

(b) at any time and from time to time, upon the reasonable written request of the Secured Party, and at the sole cost and expense of the Pledgor, the Pledgor will promptly and duly execute, acknowledge and/or deliver any and all such further agreements, assignments, applications, certificates, documents, public notices and other papers and take such further actions as may be necessary or as the Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted hereby; the Pledgor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Pledgor as Pledgor to the extent permitted by applicable law, and agrees that, to the extent allowed by applicable law, a carbon, photographic or other reproduction of this Security Agreement or of any financing or continuation statement shall be sufficient as a financing or continuation statement, as the case may be (and pay the cost of filing and recording the same in all public offices deemed reasonably necessary by the Secured Party);

(c) to notify the Secured Party at least thirty (30) days prior to the change of its pirincipal place of business as set forth in Section 3(d) hereof;

(d) to keep and maintain at its own cost and expense satisfactory and complete Records of the Collateral; and to, on demand of the Secured Party, furnish to the Secured Party such information concerning the Collateral as the Secured Party may from time to time reasonably deem necessary;

(e) to reimburse the Secured Party for all reasonable and documented out-of-pocket costs, expenses and charges, including court costs and reasonable attorneys’ fees, suffered or incurred by the Secured Party in seeking to collect the Obligations or in realizing upon, protecting or preserving any rights with respect to the Collateral;

(f) to send to the Secured Party copies of all material written notices and communications with respect to the Collateral; and

(g) so long as any of the Obligations shall remain unpaid, the Pledgor shall, unless the Secured Party shall otherwise consent in writing, comply in all material respects with all Legal Requirements applicable to the Collateral, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon the Collateral, except to the extent contested in good faith and by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP; and

(h) so long as any of the Obligations shall remain unpaid, the Pledgor will not, without the prior written consent of the Secured Party, create or suffer to exist any Lien upon or with respect to the Pledged Account or the Collateral.

6. Remedies.  Upon the occurrence of and during the continuance of an Event of Default, the Secured Party may, in addition to exercising, invoking or enforcing any other rights, powers, authorities or remedies granted under the Loan Agreement do or cause to be done any or all of the following, concurrently or successively:

(a) (i)           exercise, invoke or enforce from time to time any rights, powers, authorities or remedies available to it as a secured party under the UCC or under any other applicable law, including, without limiting the foregoing, the right (A) to sell any interest in the Collateral, free of all rights and claims of the Pledgor therein and thereto at any public or private sale (if permitted by applicable law) held pursuant to the UCC for that purpose, and (B) bid for and purchase any interest in the Collateral at any such public or private sale; and/or

(ii) the Secured Party may also exercise, invoke or enforce such other rights or remedies as the Secured Party may have hereunder, under the other Loan Documents, at law or in equity.

(b) Any proceeds of any disposition by the Secured Party of any interest in the Collateral may be applied by the Secured Party to the payment of expenses of the Secured Party in connection with realizing upon the security interest in the Collateral, including reasonable out-of-pocket legal fees, attorneys’ fees and sale expenses, and any balance of such proceeds shall be applied by the Secured Party toward the payment of such of the Obligations, in such order of application, as the Secured Party may elect.  The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if it takes such action for that purpose as the Pledgor requests in writing, but failure of the Secured Party to comply with such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Secured Party to preserve or protect any rights with respect to such Collateral against other parties or failure of the Secured Party to do any act with respect to the preservation of such Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody and preservation of the Collateral.

(c) Secured Party shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Pledgor until full payment of any deficiency has been made in cash.

(d) PLEDGOR ACKNOWLEDGES THAT SECURED PARTY MAY BE UNABLE TO EFFECT A PUBLIC SALE OF ALL OR ANY PART OF THE COLLATERAL AND MAY BE COMPELLED TO RESORT TO ONE OR MORE PRIVATE SALES (IF PERMISSIBLE UNDER APPLICABLE LAW) TO A RESTRICTED GROUP OF PURCHASERS WHO WILL BE OBLIGATED TO AGREE, AMONG OTHER THINGS, TO ACQUIRE THE COLLATERAL FOR THEIR OWN ACCOUNT, FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE THEREOF.  PLEDGOR FURTHER ACKNOWLEDGES THAT ANY SUCH PRIVATE SALES MAY BE AT PRICES AND ON TERMS LESS FAVORABLE THAN THOSE OF PUBLIC SALES, AND AGREES THAT SUCH PRIVATE SALES CONDUCTED BY THE SECURED PARTY USING COMMERCIALLY REASONABLE PROCEDURES SHALL BE DEEMED TO HAVE BEEN MADE IN A COMMERCIALLY REASONABLE MANNER AND THAT SECURED PARTY HAS NO OBLIGATION TO DELAY SALE OF ANY COLLATERAL TO PERMIT THE ISSUER THEREOF TO REGISTER IT FOR PUBLIC SALE UNDER THE SECURITIES ACT OF 1933.  PLEDGOR AGREES THAT SECURED PARTY SHALL BE PERMITTED TO TAKE SUCH ACTIONS AS SECURED PARTY DEEMS REASONABLY NECESSARY IN DISPOSING OF THE COLLATERAL TO AVOID CONDUCTING A PUBLIC DISTRIBUTION OF SECURITIES IN VIOLATION OF THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AS NOW ENACTED OR AS THE SAME MAY IN THE FUTURE BE AMENDED, AND ACKNOWLEDGES THAT ANY SUCH ACTIONS SHALL BE COMMERCIALLY REASONABLE.  IN ADDITION, PLEDGOR AGREES TO EXECUTE, FROM TIME TO TIME, ANY AMENDMENT TO THIS AGREEMENT OR OTHER DOCUMENT AS SECURED PARTY MAY REASONABLY REQUIRE TO EVIDENCE THE ACKNOWLEDGMENTS AND CONSENTS OF PLEDGOR SET FORTH IN THIS SECTION 6.

(e) In order to facilitate the sale or disposition of the Collateral hereunder following an Event of Default, the Secured Party is hereby authorized to transfer its rights hereunder to an affiliated entity or nominee and to exercise its rights hereunder through such affiliated entity or nominee.

7. Agreement for Collateral Purposes.  This Agreement is executed and delivered to the Secured Party for collateral purposes, and constitutes a grant of a security interest only of the rights of the Pledgor with respect to the Collateral and does not constitute a delegation of any duties or obligations of the Pledgor with respect thereto.  The Secured Party does not, by its acceptance of this Agreement undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any duties or responsibilities with respect to the Collateral, and any such assumption or undertaking is hereby expressly disclaimed.  The Secured Party shall exercise reasonable care in the custody of any property at any time(s) in its possession or control hereunder, or otherwise subject to the terms and provisions hereof, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which the Secured Party accords its own property (it being understood that the Secured Party shall have no responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any property and whether or not the Secured Party has or is deemed to have knowledge of such matters), or if the Secured Party takes such action with respect to the Collateral as the Pledgor shall reasonably request in writing and to which the Secured Party consents, but no failure to comply with any such request nor any omission to do any such act requested by the Pledgor shall be deemed a failure to exercise reasonable care, nor shall any failure of the Secured Party to take necessary steps to preserve rights against any parties with respect to any Collateral in its control, or otherwise subject to the terms and provisions hereof, be deemed a failure to exercise reasonable care.

8. Notice.  All notices hereunder shall be in writing and delivered in accordance with Section 8.6 of the Loan Agreement.

9. Power of Attorney.

(a) Effective upon the occurrence of and during the continuance of an Event of Default, the Pledgor hereby irrevocably constitutes and appoints the Secured Party and any officers or agent thereof with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Secured Party’s discretion for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to do the following:

(i) During the continuance of an Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any moneys due or to become due under or with respect to any Collateral, and, in the name of the Pledgor or its own name or otherwise, to file any claim or to take any other action or proceed in any court of law or equity or otherwise as deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

(ii) During the continuance of an Event of Default, (A) to direct (or cause the Pledgor to direct) any party liable for any payment with respect to any Collateral to make payment of any and all moneys due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct, and (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

(iii) During the continuance of an Event of Default (A) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (B) to defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral, (C) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate, and (D) generally, to do, at the option of the Secured Party, and at the Pledgor’s cost and expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Pledgor might do.

(iv) The Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable (except at the Secured Party’s sole discretion) so long as any Obligations remain outstanding.

(b) The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act, except for any such party’s own willful misconduct or gross negligence.

(c) The Pledgor also authorizes the Secured Party, at any time and from time to time, to execute, in connection with any sale or sales provided for in Section 6 of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

10. No Waiver.  No delay on the part of the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

11. Duration of Agreement; No Subrogation.  The satisfaction or discharge of less than all of the Obligations shall not in any way satisfy or discharge this Security Agreement, but this Security Agreement shall remain in full force and effect so long as any amount remains unpaid on any of the Obligations.  No application of any sums received by Secured Party in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any part thereof shall in any manner entitle Pledgor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Obligations has been fully paid and satisfied.  Upon the full payment and satisfaction of the Obligations and the termination of the Loan Documents, the Secured Party shall, promptly, following the written request of the Pledgor, execute and deliver such instruments as are necessary to terminate the interests of the Secured Party in the Collateral of the Pledgor.

12. Security Interest Unimpaired by Acts or Omissions of the Secured Party.  The Pledgor acknowledges and agrees that the security interest and assignment herein provided for shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever, and, without limiting the generality of the foregoing, shall not be impaired by any acceptance by the Secured Party of any other security for or guarantees upon any of the Obligations, or by any failure or neglect or omission on the part of the Secured Party to realize upon, collect or protect the Obligations or any part thereof or any collateral security therefor.  The security interest and assignment herein provided for shall not in any manner be affected or impaired by (and the Secured Party, without notice to anyone is hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations or of any of the other collateral security therefor, if any, or of any guaranty thereof.  In order to sell, dispose or otherwise realize upon the security interest and assignment herein granted and provided for, and exercise the rights granted Secured Party hereunder and under applicable law, there shall be no obligation on the part of Secured Party at any time to first resort for payment to the obligor on any of the Obligations or to any guaranty of the Obligations or any part thereof or to resort to any collateral security, property, liens or other rights or remedies whatsoever, and the Secured Party shall have the right to enforce the security interest and Agreement herein granted and provided for irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

13. Binding on Successors.  This Security Agreement shall be binding upon the Pledgor and its successors and permitted assigns and shall inure to the benefit of the Secured Party and its successors, nominees and permitted assigns.  The Pledgor acknowledges that Secured Party shall have the right to assign its rights hereunder to any subsequent holder of the Obligations permitted pursuant to the terms of the Loan Agreement.

14. Governing Law; Severability.  This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws principles thereof).  Whenever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law.  However, all provisions hereof are severable, and if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.  The parties hereto agree that New York is the Secured Party’s jurisdiction for purposes of the Uniform Commercial Code.

15. Indemnification.  Pledgor hereby agrees to indemnify, defend and hold Secured Party, its successors and assigns harmless from and against any and all damages, losses, claims, costs or expenses (including reasonable attorneys’ fees) and any other liabilities whatsoever the Secured Party or its successors or assigns may incur by reason of this Security Agreement or by reason of any assignment of Pledgor’s right, title and interest in, and to any or all of the Collateral, except to the extent that such damages, losses, claims, costs or expenses or other liabilities are caused by the gross negligence or willful misconduct of the Secured Party or any such successors or assign.  The Pledgor shall indemnify and reimburse the Secured Party and its successors and assigns for any and all reasonable costs and expenses (including, without limitation, the reasonable fees and expenses of legal counsel in any relevant jurisdiction) in connection with any release or termination of the Secured Party’s right, title and interest in the Collateral.

16. Counterparts.  This Security Agreement may be executed in multiple counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto.  This Security Agreement may be executed and delivered by facsimile or other electronic transmission all with the same force and effect as if same were a fully executed and delivered original manual counterpart.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Security Agreement has been duly executed and delivered as of the day and year first above written.

PLEDGOR:

VIGGLE INC.

By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President and Secretary

SECURED PARTY:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Corey Kozak
Name: Corey Kozak
Title: Vice President

By:	/s/ Kirk Stafford
Name: Kirk Stafford
Title: Vice President